UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-5860

T. Rowe Price U.S. Treasury Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2011

Item 1. Report to Shareholders

U.S. Treasury Long-Term Fund	November 30, 2011

The views and opinions in this report were current as of November 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. Treasuries produced strong returns in the past six months amid growing unease about the global growth outlook. Politics played an outsized role in driving bond market activity in recent months, as investors appeared to lose faith in the ability of policymakers to resolve deepening fiscal crises in the U.S. and Europe. Concerns about the U.S. budget deficit and the worsening eurozone debt crisis drove investors to the relative safety of U.S. government debt, pushing long-term Treasury yields to record lows over the period. Short-term Treasury yields remained extremely low, as the Federal Reserve kept its benchmark interest rate close to 0% to support the fragile economy.

ECONOMY AND INTEREST RATES

More than two years after the recession officially ended in June 2009, the U.S. recovery remains tepid at best, though economic data generally improved late in the period. Over the spring, evidence accumulated that growth slowed substantially in the first half of the year, raising fears about a double-dip recession. Since the summer, however, the economy has shown surprising resilience, with data on consumer spending, manufacturing, and jobs indicating steady growth. Gross domestic product (GDP) grew at an inflation-adjusted annual rate of 2.5% from July through September, up from a 1.3% gain in the previous quarter, as household spending picked up and businesses boosted investment.

Political events largely overshadowed improving economic indicators over the period. Europe’s inability to fix its long-running sovereign debt crisis and partisan gridlock over U.S. fiscal policy rattled investor confidence. Over the summer, Congress and the White House engaged in an acrimonious debate over raising the federal debt ceiling that took the country to the brink of default. Days after a last-ditch deal was reached to lift the debt ceiling in early August, Standard & Poor’s downgraded its U.S. long-term credit rating from AAA to AA+. As part of the debt ceiling deal, Congress charged a bipartisan group of lawmakers with finding at least $1.2 trillion of deficit reductions, but the so-called super committee failed to reach an agreement by the November deadline, setting the stage for automatic spending cuts starting in 2013. Surprisingly, Treasuries rallied following the news—just as they did following the S&P downgrade—suggesting that investors were more concerned about slower growth and the crisis in Europe than with the creditworthiness of the U.S. government.

With fiscal policy effectively sidelined, investors focused on the Federal Reserve and its capacity to engage in further monetary stimulus. The Fed said on August 9 that it would likely keep its benchmark interest rate near 0% until at least mid-2013 due to slow economic growth, and it promised to explore a range of policy options. On September 21, a divided Federal Reserve policymaking committee announced a new round of stimulus measures. Dubbed Operation Twist, the Fed’s plan involved trading $400 billion of its short-term Treasury holdings for longer-term issues in an effort to spur borrowing. The Fed also announced it would resume reinvesting mortgage-backed security (MBS) proceeds back into MBS to help revive the moribund housing market. Still, many investors worried that lowering borrowing costs would accomplish little in the face of high unemployment. The U.S. jobless rate hovered at roughly 9% over the reporting period, although it fell to 8.6% in November, its lowest level in 32 months—in part due to higher employment but also partly due to fewer job seekers.

MARKET NEWS

Investors fled to the safe haven of the Treasury market as global economic uncertainty deepened over the period. Despite Standard & Poor’s downgrade of U.S. government debt in August, Treasury prices soared—pushing many Treasury yields down to historic lows—resulting in the best performance for long-dated Treasuries since the start of the financial crisis in 2008. The yield on the U.S. 10-year Treasury fell to a record low of 1.67% on September 23. While Treasuries pared some of their gains by the end of November, ongoing uncertainty about the impact of the eurozone crisis has so far staved off a big sell-off in Treasuries. Very short-term Treasury bills hovered near 0% throughout the period and even briefly traded at negative yields on the secondary market as concerns about Europe spiked during the period.

PORTFOLIO REVIEW

U.S. Treasury Money Fund
Your fund returned 0.01% in the six-month period ended November 30, 2011, in line with its Lipper benchmark. Treasury bill yields have remained so low that it has been impossible to buy eligible investments within the money fund’s investment horizon that produce income sufficient to offset the fund’s expenses. As a result, T. Rowe Price continues to waive part of its management fee as needed to support the fund’s yield. Money market funds continue to operate within the most challenging investment environment since they were first introduced some 40 years ago. As the Fed’s low interest rate policy enters its fourth year, investor returns continue to be held near 0%. Given the highly uncertain global outlook and the European debt crisis, investors continue to view short-term U.S. Treasuries as a safe haven.

Persistently high demand for Treasuries—coupled with diminished supply—has produced a particularly difficult market for Treasury bill investors. Outstanding supply of Treasury bills is down some $270 billion for the year due to debt limit constraints and a shift by the Treasury toward longer-dated issuance. This diminished supply, coming at a time of exceptionally high demand for safety, has left Treasury bill rates near 0.00%. It is not unusual for bills out to three months to trade with 0% yields, and during times of extreme market stress, it has not been unusual for very short-dated bills to trade with negative yields. For the period, three-month bills averaged a yield of 0.015%, while six-month bills have averaged 0.055%. Simply put, the cost of safety and liquidity has never been higher.

Despite the challenges, investors continue to demonstrate their preference for the safety and liquidity that money market funds provide as part of an overall portfolio strategy. We remain concerned about events in Europe and longer-term U.S. fiscal issues such as how to address huge federal budget deficits, particularly after the super committee failed to reach a compromise. Our investment focus remains on quality and liquidity. With rates unlikely to rise until the Fed is confident about the economic recovery, shareholders will likely continue to see returns near 0% for the foreseeable future.

U.S. Treasury Intermediate Fund
Your fund returned 5.77% for the six-month period ended November 30, 2011. As shown in the Performance Comparison table, the fund trailed the Barclays Capital U.S. 4–10 Year Treasury Bond Index and the Lipper peer group average. Fund returns in the past six months reflected $0.08 of dividend income and an increase of $0.26 in the net asset value (NAV), from $5.98 to $6.24.

The fund’s exposure to Government National Mortgage Association (GNMA) MBS and Treasury inflation protected securities (TIPS) detracted from relative performance. Both of these types of securities—which are not represented in the benchmark—held back performance as they failed to match the strong performance of Treasuries over the period. Although the fund will always invest at least 80% of its assets in Treasury bonds and notes, we will take small positions in non-benchmark sectors to capture additional yield. In this case, GNMAs experienced some volatility over the past six months and underperformed Treasuries amid worries about the European debt crisis and the U.S. outlook following S&P’s downgrade. Uncertainty over changes in domestic housing policy—particularly the possibility that the government would encourage more mortgage refinancing—also weighed on the sector. While TIPS produced positive returns over the period due to their safe-haven status and inflation concerns, the gains were not enough to outperform nominal Treasuries. As a result, both positions hurt performance relative to the benchmark. We increased our exposure to GNMAs due to their attractive valuations relative to Treasuries and favorable demand outlook but reduced our allocation to TIPS.

The fund’s yield curve positioning also detracted from performance relative to the benchmark. Longer-term interest rates fell more than shorter-term rates, causing longer-term issues to outperform shorter-term issues over the period. Heightened risk aversion, as well as the Fed’s Operation Twist stimulus plan, had a greater impact on the intermediate and long portion of the Treasury yield curve, resulting in a flattened yield curve since the end of May.

U.S. Treasury Long-Term Fund
Your fund returned 20.06% in the six-month period ended November 30, 2011. As shown in the Performance Comparison table, the fund slightly trailed the Barclays Capital U.S. Long Treasury Bond Index but widely outperformed the Lipper peer group average. Fund performance over the period reflected $0.21 of dividend income and a $2.11 increase in the NAV from $11.66 to $13.77.

Long-term Treasuries soared over the period, pushing yields down to historic lows as the worsening eurozone crisis led investors to spurn riskier assets in favor of safe-haven investments. Long-term Treasuries also benefited from increased demand stemming from the Fed’s Operation Twist stimulus package, which involves moving $400 billion of short-term Treasury holdings into longer-term issues through mid-2012 in an effort to drive down long-term interest rates.

As with the U.S. Treasury Intermediate Fund, the fund’s exposure to GNMAs and TIPS detracted from relative performance. Given the flight to quality over the period, both of these types of securities failed to keep pace with the strong performance of nominal Treasuries. We trimmed our TIPS exposure and increased our allocation to GNMAs as we did with the U.S. Treasury Intermediate Fund. The fund’s duration posture—which measures the sensitivity of a bond’s price to a change in interest rates—remains short relative to the benchmark. We expect interest rates to trade in a range around current levels with an upward bias as European policymakers make progress toward resolving the debt crisis and U.S. economic data continue to improve.

OUTLOOK

Over the next six months, we believe that intermediate- and long-term Treasury yields will trade within a range around current levels and volatility will remain high. In the near term, yields will likely decline if investors believe the eurozone crisis is getting worse and increase once the situation improves. Over the long term, we expect U.S. interest rates to rise to more normal levels as the economy continues to recover and the European crisis eventually reaches a resolution.

Effective policy action on both sides of the Atlantic is essential to resolving current uncertainty. Unfortunately, much of the current risk aversion stems from issues that have no quick or easy solution. For more than two years, fiscal policymakers in the U.S. and Europe have been struggling without success to address the twin challenges of reducing debt and increasing growth. The Fed’s recent monetary policy actions could help stabilize investor sentiment in the near term but will likely have only a limited impact on growth given already low interest rates. Fiscal stimulus would be more effective in increasing aggregate demand, but this appears unlikely to occur in the current political environment, given the emphasis on deficit reduction.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
U.S. Treasury Money Fund

Brian J. Brennan
Chairman of the Investment Advisory Committee
U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term Fund

December 15, 2011

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing each fund’s investment program.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Funds that invest in fixed income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments, but these are highly unlikely for securities backed by the full faith and credit of the U.S. government. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded—which are highly unlikely for securities backed by the full faith and credit of the U.S. government—or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary—it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Barclays Capital U.S. 4–10 Year Treasury Bond Index: An index that includes all Treasuries in the Barclays Capital U.S. Aggregate Index that mature in four to 10 years.

Barclays Capital U.S. Long Treasury Bond Index: An index that includes all Treasuries in the Barclays Capital U.S. Aggregate Index that mature in 10 years or more.

Consumer price index: A measure of the average price of consumer goods and services purchased by households.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a five-year duration would fall about 5% in response to a one-percentage-point rise in interest rates, and vice versa.

Gross domestic product: Total market value of all goods and services produced in a country in a given year.

Inflation: A sustained increase in prices throughout the economy.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

SEC yield (7-day unsubsidized simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Treasury inflation protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	6 Months Ended 11/30/11	Year Ended 5/31/11	5/31/10	5/31/09	5/31/08	5/31/07
NET ASSET VALUE						
Beginning of period	$ 11.66	$ 11.71	$ 12.10	$ 11.74	$ 11.14	$ 10.98
Investment activities						
Net investment income[1]	0.21[2]	0.44[2]	0.46[2]	0.45	0.52	0.52
Net realized and unrealized gain	2.11	0.13	0.42	0.72	0.60	0.27
Total from investment activities	2.32	0.57	0.88	1.17	1.12	0.79
Distributions						
Net investment income	(0.21)	(0.44)	(0.47)	(0.44)	(0.52)	(0.52)
Net realized gain	–	(0.18)	(0.80)	(0.37)	–	(0.11)
Total distributions	(0.21)	(0.62)	(1.27)	(0.81)	(0.52)	(0.63)
NET ASSET VALUE						
End of period	**$ 13.77**	**$ 11.66**	**$ 11.71**	**$ 12.10**	**$ 11.74**	**$ 11.14**

Ratios/Supplemental Data						
Total return[3]	**20.06%**[2]	**4.93%**[2]	**7.74%**[2]	**9.86%**	**10.15%**	**7.22%**
Ratio of total expenses to average net assets	0.55%[2][4]	0.55%[2]	0.57%[2]	0.58%	0.53%	0.55%
Ratio of net investment income to average net assets	3.21%[2][4]	3.69%[2]	3.96%[2]	3.56%	4.41%	4.58%
Portfolio turnover rate	24.0%	43.1%	33.3%	84.1%	64.9%	33.6%
Net assets, end of period (in thousands)	$ 398,777	$ 297,967	$ 276,370	$ 290,940	$ 383,865	$ 349,446

[1] Per share amounts calculated using average shares outstanding method.

[2] Excludes expenses in excess of a 0.55% contractual expense limitation in effect through 9/30/12.

[3] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

[4] Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 10.8%		
U.S. Government Obligations 10.8%		
Government National Mortgage Assn.		
4.50%, 7/20/40 - 9/20/41	29,180	31,646
6.00%, 8/15/13 - 11/15/39	1,739	1,932
6.50%, 6/15/28 - 9/20/32	107	122
7.00%, 11/20/23 - 12/20/32	2,178	2,468
8.00%, 10/15/16 - 3/15/17	9	10
8.50%, 10/20/24 - 6/15/26	16	19
9.00%, 11/15/17 - 8/15/25	98	114
10.00%, 12/15/17 - 7/15/22	21	24
10.50%, 11/15/17 - 7/15/19	9	9
11.50%, 4/15/13 - 6/15/13	—	—
Government National Mortgage Assn. CMO, 4.50%, 7/20/30 - 12/16/35	3,638	3,897
Government National Mortgage Assn. CMO, VR, 4.994%, 3/16/30	1,145	1,280
Government National Mortgage Assn., TBA, 3.50%, 1/1/41	1,260	1,305
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $41,811)		42,826
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 87.5%		
U.S. Treasury Obligations 87.5%		
U.S. Treasury Bonds, 3.50%, 2/15/39	31,220	33,996
U.S. Treasury Bonds, 3.875%, 8/15/40	27,070	31,405
U.S. Treasury Bonds, 4.375%, 2/15/38	21,000	26,358
U.S. Treasury Bonds, 4.375%, 11/15/39	4,800	6,040
U.S. Treasury Bonds, 4.375%, 5/15/40	25,900	32,602
U.S. Treasury Bonds, 4.375%, 5/15/41	29,735	37,512
U.S. Treasury Bonds, 4.50%, 5/15/38	3,750	4,799
U.S. Treasury Bonds, 4.50%, 8/15/39	19,115	24,497

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 11/30/11
Investment Income (Loss)	
Income	
Interest	$ 6,456
Dividend	2
Total income	6,458
Expenses	
Investment management	515
Shareholder servicing	300
Prospectus and shareholder reports	18
Custody and accounting	62
Registration	15
Legal and audit	12
Directors	3
Miscellaneous	5
Repayments of fees and expenses	
Investment management fees repaid	13
Total expenses	943
Net investment income	5,515
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	7,083
Futures	3,443
Net realized gain	10,526
Change in net unrealized gain (loss)	
Securities	44,852
Futures	(548)
Written options	10
Change in net unrealized gain	44,314
Net realized and unrealized gain	54,840
INCREASE IN NET ASSETS FROM OPERATIONS	$ 60,355

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price U.S. Treasury Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. Treasury Long-Term Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on September 29, 1989. The fund seeks the highest level of income consistent with maximum credit protection.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on November 30, 2011:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2011, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

As of November 30, 2011, the fund held interest rate futures with cumulative unrealized gain of $4,000 and cumulative unrealized loss of $574,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2011, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty risk related to exchange-traded derivatives, including futures and options contracts, is minimal because the exchange’s clearinghouse provides protection against defaults. Additionally, for exchange-traded derivatives, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2011, the fund’s exposure to futures, based on underlying notional amounts, was generally between 3% and 8% of net assets.

Options The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options on futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. Call and put options on futures contracts give the holder the right, in return for a premium paid, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers to the holder the futures position as well as the accumulated balance in the writer’s futures margin account, which represents the difference between the futures contract price on the exercise date and the exercise price of the option. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. Risks related to the use of options include possible illiquidity of the options and/or futures markets; trading restrictions imposed by an exchange; underlying futures prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates; and for written options, potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2011, the fund’s exposure to options, based on underlying notional amounts, was generally less than 1% of net assets. Transactions in written options and related premiums received during the six months ended November 30, 2011, were as follows:

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

TBA Purchase and Sale Commitments During the six months ended November 30, 2011, the fund entered into to be announced (TBA) purchase and/or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such mortgage-backed securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBA purchase transactions with the intention of taking possession of the underlying mortgage securities; however, for either purchase or sale transactions, the fund also may extend the settlement by “rolling” the transaction. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

Other Purchases and sales of U.S. government securities aggregated $126,299,000 and $80,815,000, respectively, for the six months ended November 30, 2011.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At November 30, 2011, the cost of investments for federal income tax purposes was $338,721,000. Net unrealized gain aggregated $62,132,000 at period-end, of which $63,610,000 related to appreciated investments and $1,478,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee is determined by applying a group fee rate to the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. At November 30, 2011, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through September 30, 2012. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.55%. The fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than September 30, 2014. Pursuant to this agreement, management fees in the amount of $13,000 were repaid during the six months ended November 30, 2011. Including these amounts, management fees waived in the amount of $99,000 remain subject to repayment at November 30, 2011.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2011, expenses incurred pursuant to these service agreements were $46,000 for Price Associates; $122,000 for T. Rowe Price Services, Inc.; and $37,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended November 30, 2011, the fund was allocated $58,000 of Spectrum Funds’ expenses, of which $40,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2011, approximately 22% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Treasury Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 23, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 23, 2012

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	January 23, 2012